Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Aegion Corporation (the “Company”) for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, J. Joseph Burgess, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 26, 2013
/s/ J. Joseph Burgess
J. Joseph Burgess
President and Chief Executive Officer
(Principal Executive Officer)